UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2004

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Delaware	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure

On July 14, 2004, The Greenbrier Companies issued a press release relating to the adoption by its Board of Directors of a Stockholder Rights Agreement (the “Rights Agreement”). A copy of such press release is attached as Exhibit 99.1

Item 7. Financial Statements and Exhibits

     c) Exhibits:

     99.1 Press Release dated July 14, 2004 of The Greenbrier Companies, Inc

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date:	July 14, 2004	By:	/s/ Larry G. Brady Larry G. Brady Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)